EXHIBIT 10.4

Oil and Gas Agreement
Memo of Understanding
Sep30/97

                           MEMORANDUM OF UNDERSTANDING

         The contracting parties have assessed the progress on fulfillment of the undertakings under the Memorandum of the Agreement, signed on May 27th, 1997, and have stated as follows :

First : The here above referred Agreement has not been satisfactorily fulfilled due to the fact that ERHC/PFC could not fulfill its financial commitments;

Second : Problems related to maritime boundary delimitation of DRSTP has been referred to has the main reason to prevent ERHC/PFC to pay the concession fees in the amount of USD5,000,000.00 (five million United States Dollars) to the Government of DRSTP, taking into account the legal status of the former as a public company

         Due the interest of taking actions to implement the agreement the parties agree as follows :

a) ERHC/PFC will provide to the Government of the DRSTP the draft of the law of its maritime boundary delimitation and the suitable maps related thereto, acceptable for initial filling and according to the rules and regulations of the United Nations, the Gulf of Guinea Commission and the United Nations Convention on the Law of the Sea (UNCLOS II), within fifteen days from the herein under mentioned date, for the governmental review.

         The maps will be drawn up using the maximum allowable maritime territory under the UNCLOS II and taking into account the boundaries of the surrounding countries.

b) The Government of the DRSTP will approve the law concerning its maritime boundary delimitation and related maps no later than the third week of November, 1997.

c) ERHC/PFC, upon notification that the law on the maritime boundary delimitation has entered into force, will assist the Government in several ways, including in filling the documents set up in paragraph a) in the General Secretary of the United Nations and the Gulf of Guinea Commission, two weeks after such notification.


d)       ERHC/PFC, upon the filing of the law and relevant maps   on    maritime
         boundary
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Oil and Gas Agreement
Memo of Understanding
Sep30/97

         delimitation in the General Secretary of the United Nations and the Gulf of Guinea Commission, will transfer the required concession fees in the amount of USD 5,000,000.00 (five million United States Dollars) to the Government of the DRSTP, within three days.

e)       The time-frame for the Plan of Action may be   amended  by agreement of
         both parties, based on new information provided by ERHC/PFC

f)       ERHC/PFC will enter into final negotiation for the   shooting   of  two
         dimensional seismic survey on last quarter of the 1997.

g) ERHC/PFC will notify the Government of the DRSTP the progress of the negotiation with seismic companies by second week of October, 1997. Within the period from October to December, 1997, ERHC will re-evalutate all existing data, using the latest technology, and will present a report to the Government by the end of the year.

h)       Based on the new processed data, a Plan of Action will be set up     by
         both parties,  anticipated by first week of February, 1998.

i) ERHC/PFC will provide to the Government of DRSTP a monthly report. The parties also agree that the Technical Commissions thereof should meet every four month for the purposes of analysis and assessment on the progress of fulfillment of the binding undertaking.

j)       ERHC/PFC will provide the Government of the DRSTP the   technical   and
         financial assistance for the following purposes (provided    that those
         expenses are previously submitted and approved by ERHC)

                  - to draw up the draft of rules and regulations including the ones concerning the environmental issues, the hydrocarbon exploration and exploitation,

                  - to negotiate the maritime boundary delimitation with the surrounding countries,

                  - to pay all expenses arising from the trips and fees due to the United Nations Organizations and the Gulf of Guinea Commission with regard to the filling of maritime boundary delimitation legal documents,

                  - to pay the fees, if any, with regards to the
                  international  arbitration on settlement of the maritime
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                  boundary    delimitation dispute,

                  - to finance the functioning of the technical commission appointed by the Government of the DRSTP, according to the budget to be approved by both parties,

                  - to provide financial assistance related to the attendance of international events previously selected by both parties on petroleum related matters.


k) This memorandum of Understanding will enter into force on the date of signature.


         Signed on 30th day of September 1997.


                                      On behalf of the Government
                                              of the DRSTP

                                    /s/ Raul Braganca Neto
                                 --------------------------------------
                                           Raul Braganca Neto
                                           The Prime Minister



                                         On behalf of ERHC/PFC
                                         /s/ Noreen G. Wilson
                                        -----------------------
                                            Noreen G. Wilson